Exhibit 99.1



                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS


                                 by and between


                         LIGHTSPACE EMAGIPIX CORPORATION
                                    ("Buyer")


                                       and


                         ILLUMINATION DESIGN WORKS, INC.
                                   ("Seller")


                                 March 29, 2007

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                                TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS........................................................1

ARTICLE 2.  PURCHASE AND SALE OF ASSETS........................................4
          2.1.  Sale And Transfer Of Assets....................................4
          2.2.  Excluded Liabilities...........................................5
          2.3.  Consideration From Buyer.......................................5

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF SELLER...........................5
          3.1.  Organization, Standing, and Authority of Seller; No
                 Subsidiaries..................................................5
          3.2.  Authorization of Transaction...................................5
          3.3.  Binding Obligation.............................................5
          3.4.  Noncontravention...............................................5
          3.5.  Intellectual Property..........................................6
          3.6.  Other Intangible Property......................................7
          3.7.  Title to Assets; Sufficiency of Assets.........................7
          3.8.  Litigation.....................................................7
          3.9.  Tax Matters....................................................7
          3.10. Legal Compliance...............................................8
          3.11. Brokers' Fees..................................................8
          3.12. Full Disclosure................................................8

ARTICLE 4.  BUYER'S WARRANTIES.................................................8
          4.1.  Organization, Standing and Qualification.......................8
          4.2.  Authority and Consents.........................................8
          4.3.  Binding Obligation.............................................8
          4.4.  Noncontravention...............................................8
          4.5.  Brokers' Fees..................................................8
          4.6.  Financial Wherewithal..........................................9

ARTICLE 5.  OBLIGATIONS PRIOR TO CLOSING.......................................9
          5.1.  Pre-Closing Covenants..........................................9

ARTICLE 6.  THE CLOSING........................................................9
          6.1.  Time and Place.................................................9
          6.2.  Conditions to Obligation of Buyer..............................9
          6.3.  Conditions to Obligation of Seller............................10

ARTICLE 7.  TERMINATION.......................................................11
          7.1.  Termination of Agreement......................................11
          7.2.  Effect of Termination; Downpayment............................12

ARTICLE 8.  OBLIGATIONS AFTER CLOSING.........................................12
          8.1.  Competition...................................................12
          8.2.  Information to be Held in Confidence..........................12
          8.3.  Further Assurances............................................13

ARTICLE 9.  NATURE AND SURVIVAL OF REPRESENTATIONS  AND OBLIGATIONS...........13
          9.1.  Survival of Representations and Warranties....................13
          9.2.  Indemnification by Seller.....................................13

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          9.3.  Indemnification by Buyer......................................14
          9.4.  Notice of Claim...............................................14
          9.5.  Procedure.....................................................14

ARTICLE 10. COSTS AND TAXES...................................................15
          10.1. Costs and Taxes...............................................15

ARTICLE 11. MISCELLANEOUS.....................................................15
          11.1. Effect of Headings............................................15
          11.2. Word Usage....................................................15
          11.3. Entire Agreement; Modification; Waiver........................16
          11.4. Counterparts; Delivery........................................16
          11.5. Press Releases and Public Announcements.......................16
          11.6. Parties In Interest...........................................16
          11.7. Assignment....................................................16
          11.8. Notices.......................................................16
          11.9. Governing Law; Venue..........................................17
          11.10.Severability..................................................17
          11.11.Incorporation of Exhibits and Schedules.......................18
          11.12.Construction..................................................18
          11.13.Force Majeure.................................................18

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                             Schedules and Exhibits

Schedules
---------

Schedule 1(a)   Description of emagipix
Schedule 1(b)   Emagipix Assets
Schedule 3.5    Emagipix IP Assets
Schedule 3.6    Intangible Assets


Exhibits
--------

Exhibit A       Form of Bill of Sale
Exhibit B       Form of Employment Agreements
Exhibit C       Form of Invention Assignment and Non-Disclosure/Non-Compete
                 Agreements
Exhibit D       Form of Trademark Assignment Agreement
Exhibit E       Form of Note
Exhibit F       Form of Registration Rights Agreement
Exhibit G       Form of Stockholder Pledge Agreement
Exhibit H       Form of Stock Option Agreements

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                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

     This Agreement for Purchase and Sale of Assets ("Agreement") is made as of March 29, 2007, between LIGHTSPACE EMAGIPIX CORPORATION ("Buyer"), a Delaware corporation, having its principal office at 529 Main Street, Suite 330, Boston, MA 02129 and ILLUMINATION DESIGN WORKS, INC. ("Seller"), a Delaware corporation, having its principal office at 59 Foster Rd, Belmont, MA 02478. Buyer and Seller are referred to collectively herein as the "Parties" and individually as a "Party."

                                    RECITALS

     WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, all of the Emagipix Assets (as defined below) of Seller in exchange for the cash and other consideration of Buyer described in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the parties agree as follows:

                                    AGREEMENT

                             ARTICLE 1. DEFINITIONS

     As used in this Agreement, the following defined terms have the following meanings:

     "Affiliate" means with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "Ancillary Documents" means the Note, Employment Agreements, Stock Pledge Agreement, Bill of Sale, the Trademark Assignment Agreement, the Stock Option Agreements and all other documentation necessary to facilitate the transfer of the Emagipix Assets to Buyer.

     "Bill of Sale" means the bill of sale providing for the transfer of the Emagipix Assets, in substantially the form attached hereto as Exhibit A, duly executed by the Seller.

     "Buyer Indemnitees" has the meaning set forth in Section 9.2 below.

     "Buyer Material Adverse Effect" shall mean any change, effect, event, circumstance, occurrence or state of facts that materially impairs the ability of Buyer to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

     "Cash Payment" has the meaning set forth in Section 2.3 below.

     "Claiming Party" has the meaning set forth in Section 9.4 below.

     "Closing" has the meaning set forth in Section 6.1 below.

     "Closing Date" has the meaning set forth in Section 6.1 below.

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     "Contaminant" means any substance regulated under any Environmental Law as a pollutant, hazardous substance or toxic waste.

     "Damages" has the meaning set forth in Section 9.2 below.

     "emagipix" has the meaning set forth in Schedule 1(a) hereto.

     "Emagipix Assets" means Intellectual Property, technology and other assets of Seller relating to emagipix, including without limitation the Emagipix Technology, the Emagipix IP Assets, and all assets and technology listed on
Schedule 1(b) or Schedule 3.5 hereto, whether tangible, intangible, real, personal, or mixed, and wherever located.

     "Emagipix IP Assets" has the meaning set forth in Section 3.5 below.

     "Emagipix Technology" means any ideas, disclosures, or inventions for interactive lighting technology including related software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques, any technology related to or developed in part for object sensing including software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques, and any technology related to or developed in part for electroluminescence including software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques.

     "Employment Agreements" means the employment agreements between Administaff and each of the Key Employees, in the forms attached hereto as Exhibit B.

     "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, claim, infringement, option, right of first refusal, preemptive right, community property interest, or restriction of any nature on any asset.

     "Environmental Law" means any law, statute, regulation, rule or order of, or administered or enforced by, a Governmental Authority which is related to or otherwise imposes liability or standards of conduct concerning discharges, releases or threatened releases of Contaminants into ambient air, water or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of Contaminants.

     "Excluded Liabilities" has the meaning set forth in Section 2.2 below.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any regulatory agency or body and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnitee" shall mean a Buyer Indemnitee or Seller Indemnitee, as the case may be.

     "Indemnitor" has the meaning set forth in Section 9.4 below.

     "Intellectual Property" means, all of the following in any jurisdiction throughout the world: (a) all inventions and designs (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and re-examinations thereof, (b) all registered and unregistered trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith,
(e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including source code, executable code, data, databases and related documentation), (g) all advertising and promotional materials, (h) all other proprietary rights, (i) all copies and tangible embodiments thereof (in whatever form or medium), and (j) all rights to sue or make any claims for any past, present, or future misappropriation or unauthorized use of any of the foregoing rights and the right to receive income, royalties, damages, or payments that are now or will later become due with regard to the foregoing rights.

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     "Invention Assignment Agreements" means the invention assignment agreements between Lightspace and each of the Key Employees of IDW, in the forms attached hereto as Exhibit C.

     "Key Employees of IDW" means each of Dave Hoch and Ed Desparant.

     "Lightspace" means Lightspace Corporation, a Delaware corporation and owner of all of the outstanding common stock of Buyer.

     "Note" means the non-recourse promissory note in the principal amount of $950,000 from Lightspace, in the form attached hereto as Exhibit E.

     "Non-Compete and Confidentiality Agreements" means the non-compete and confidentiality agreements between Lightspace and each of the Key Employees of IDW, in the forms attached hereto as Exhibit C.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice.

     "Parties" and "Party" have the meanings set forth in the preface above.

     "Person" means any individual, corporation, joint venture, partnership, estate, trust, company (including any limited liability company), firm, other enterprise, association, organization, or Governmental Authority.

     "Proceeding" means any claim, action, suit, investigation, or administrative or other proceeding before any Governmental Authority or any arbitration or mediation.

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     "Purchase Price" has the meaning set forth in Section 2.3 below.

     "Registration Rights Agreement" means the registration rights agreement dated the Closing Date, between Lightspace and each of the Key Employees of IDW, in the form attached hereto as Exhibit F.

     "Seller Indemnitees" has the meaning set forth in Section 9.3 below.

     "Seller Material Adverse Effect" shall mean any change, effect, event, circumstance, occurrence or state of facts that (a) causes a diminution in the value of the Emagipix Assets, individually or in the aggregate, of more than ten thousand US dollars (US $10,000), regardless of whether covered by insurance, or
(b) materially impairs the ability of Seller to consummate the transactions contemplated by this Agreement or perform its obligations hereunder or under any Ancillary Document.

     "Seller's Knowledge" means (i) the actual knowledge of the Key Employees of IDW and (ii) knowledge that could be obtained after reasonable inquiry and investigation of the matter in question.

     "Stockholder Pledge Agreement" means the stockholder pledge agreement, dated the Closing Date, between Lightspace and the Seller, in the form attached hereto as Exhibit G.

     "Stock Option Agreements" means the stock option agreements between Lightspace and each of the Key Employees of IDW, in the forms attached hereto as Exhibit H.

     "Tax" or "Taxes" means taxes of any kind payable to any federal, state, local or foreign taxing authority, including, without limitation, (a) income, gross receipts, ad valorem, value added, sales, use, service, franchise, profits, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, (b) customs duties, imposts, charges, levies, or other assessments of any kind, (c) interest, penalties, and additions to tax imposed with respect to the above taxes, and (d) any damages, costs, expenses, fees or other liability arising from such Tax or Taxes.

     "Third Party Claim" has the meaning set forth in Section 9.4 below.

     "Trademark Assignment Agreement" means the trademark assignment agreement in the form attached hereto as Exhibit D.

                     ARTICLE 2. PURCHASE AND SALE OF ASSETS

     2.1. Sale And Transfer Of Assets. Subject to the terms and conditions set forth in this Agreement, at the Closing, Seller will sell, convey, transfer, assign, and deliver to Buyer, and Buyer will purchase from Seller, all Seller's rights and title to, and interest in, the Emagipix Assets, free and clear of all Encumbrances.

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     2.2. Excluded Liabilities. All liabilities of the Seller (the "Excluded
Liabilities"), whether arising prior to or after the Closing Date, shall be retained by and remain obligations of the Seller, and Buyer shall not assume any Excluded Liabilities. In furtherance and not in limitation of the foregoing, the Excluded Liabilities include, but are not limited to: (i) any liability or obligation of Seller incurred under or in connection with this Agreement, (ii) any liability or obligation for borrowings or other indebtedness incurred by Seller, (iii) Seller's accounts payable, (iv) any liability or obligation of Seller under to employees of Seller; (v) any liability or obligation arising out of any action, suit or proceeding against Seller (including any infringement action) whether or not pending on the Closing Date, (vi) any liability or obligation of Seller arising out of or relating to Environmental Laws or Contaminants, (vii) any and all Taxes of the Seller, and (viii) any liability or obligation of Seller arising out of or related to the Emagipix Assets.

     2.3. Consideration From Buyer.

     Upon execution of this Agreement, Buyer shall deliver to Seller $45,000 (the "Downpayment") by check or wire transfer.

     At the Closing, as full payment for the transfer of the Emagipix Assets to Buyer, (a) Buyer shall pay to Seller $255,000 (referred to together with the Downpayment, as the "Cash Payment") by wire transfer of immediately available funds to an account designated in writing by Seller and (b) Lightspace shall deliver to Seller the Note (the Note and the Cash Payment collectively, the "Purchase Price").

              ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer, subject to the disclosure schedules annexed hereto, as follows as of the date hereof and as of the Closing
Date:

     3.1. Organization, Standing, and Authority of Seller; No Subsidiaries. Seller is a Delaware Corporation duly organized, validly existing, and in good standing under the laws of Delaware and has all requisite corporate power and authority to own and use the Emagipix Assets and to carry on its business as presently being conducted. Seller has no subsidiaries.

     3.2. Authorization of Transaction. Seller has the corporate power and authority to execute and deliver this Agreement and the Ancillary Documents and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Documents, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized by all necessary corporate action on the part of the Seller.

     3.3. Binding Obligation. This Agreement and the Ancillary Documents constitute valid and binding obligations of Seller, enforceable by Buyer against Seller in accordance with their respective terms.

     3.4. Noncontravention. Neither the execution and the delivery of this Agreement and the Ancillary Documents, nor the consummation of the transactions contemplated hereby or thereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which Seller is subject or any provision of the charter or bylaws of Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Encumbrance upon any of its assets). Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person in order to consummate the transactions contemplated by this Agreement and the Ancillary Documents.

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     3.5. Intellectual Property.

     Seller owns all Intellectual Property included in the Emagipix Assets (the "Emagipix IP Assets") free and clear of any Encumbrances, and none of the Emagipix IP Assets are subject to any third party license, agreement or other permission. The Emagipix IP Assets constitute all Intellectual Property owned by Seller and used at any time by Seller or which Seller has a right to use in connection with emagipix.

     The use of the Emagipix IP Assets by Seller does not infringe on, misappropriate, or otherwise conflict with any Intellectual Property right of any third party and no third party has asserted or threatened to assert against Seller any claim of infringement or misappropriation of any Intellectual Property rights. Seller has the full right to transfer to Buyer the Emagipix IP Assets at the Closing, and the transfer of the Emagipix IP Assets to Buyer will not infringe on any Intellectual Property right of any third party. No third party has interfered with, infringed on, or misappropriated any Intellectual Property rights of the Seller in the Emagipix IP Assets.

     Schedule 3.5 identifies all of the following Emagipix IP Assets: (i) each patent, copyright, mask work, trademark, or service mark (or registration of such) that has been granted or registered and issued to Seller in any jurisdiction, (ii) each pending patent application and each application for registration of a copyright, mask work, trademark, service mark, or similar right that Seller has made in any jurisdiction together with all associated filing or serial numbers, (iii) all unregistered copyrights, (iv) all unregistered trademarks, trade names, or service marks used by Seller, and (v) ideas and disclosures related to Emagipix Technology. Seller has not granted any license or other permission in the Emagipix IP Assets to any third party. Seller has delivered to Buyer true, correct, and complete copies of all registrations, applications, licenses, agreements, and permissions related to the Emagipix IP Assets. For each of the Emagipix IP Assets identified on Schedule 3.5: (i) Seller possesses all right and title to, and interest in, such assets free and clear of any Encumbrance; (ii) such assets are not subject to any outstanding judgment, order, or charge; and (iii) no proceeding is pending or, to Seller's Knowledge, threatened that challenges the legality, validity, enforceability, use, or ownership of such assets.

     All employees, contractors, and consultants of Seller or any other third parties who have been involved in the development of any Emagipix IP Assets, have executed invention assignment and confidentiality agreements in the form delivered to Buyer's counsel, and all employees and consultants of Seller who have access to confidential information or trade secrets related to or comprising the Emagipix IP Assets have executed appropriate nondisclosure agreements in the form delivered to Buyer's counsel. Seller has taken reasonable steps, consistent with industry standards, to protect the secrecy and confidentiality of all of the Emagipix IP Assets. To Seller's Knowledge, no third party is in possession of any confidential information pertaining to any of the Emagipix IP Assets, except under a written confidentiality agreement in a form disclosed in writing to Buyer.

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     3.6. Other Intangible Property. Schedule 3.6 to this Agreement is a complete and accurate list of all intangible assets, other than those specifically referred to elsewhere in this Agreement, relating to or included in the Emagipix Assets.

     3.7. Title to Assets; Sufficiency of Assets. Seller has good and marketable title to all of the Emagipix Assets and Emagipix Technology, whether real, personal, mixed, tangible, or intangible. All of the Emagipix Assets are owned by the Seller free and clear of any Encumbrances. At the Closing, Buyer shall acquire good and marketable title to all of the Emagipix Assets, whether real, personal, mixed, tangible, or intangible. The Emagipix Assets constitute all of the assets, rights and properties of the Seller owned or used or held for use exclusively or primarily in connection with emagipix and constitute all the assets, rights and properties necessary for the lawful conduct of the emagipix business in a manner consistent with such activities as heretofore conducted by the Seller. All of the tangible assets, property and equipment included in the Emagipix Assets are described in Schedule 2.1(a), are in good operating condition, reasonable wear and tear excepted, and are in compliance with all applicable laws.

     3.8. Litigation. (i) There is no pending or threatened Proceeding against the Seller concerning or relating to the Emagipix Assets or any of Seller's Intellectual Property, (ii) there is not pending against the Seller, any judgment, order, writ, injunction, or decree of any federal, state, local, or foreign Governmental Authority concerning or relating to the Emagipix Assets, and (iii) the Seller is not in default with respect to, nor has an event occurred that, with notice, lapse of time, or both, would be a default under, any judgment, order, writ, injunction, or decree of any federal, state, local, or foreign court, or Governmental Authority with respect to the Emagipix Assets.

     3.9. Tax Matters.

     Seller has timely paid or will timely pay all Taxes due prior to the Closing, including all Taxes shown as due on all Tax Returns and all estimated Tax payments due on or before the Closing Date and has filed all Tax Returns that it was required to file, and has paid all Taxes shown thereon as owing.

     None of Seller's Tax Returns have been audited by the relevant taxing authorities. To Seller's Knowledge, no audit or examination, or claim or proposed assessment, by any taxing authority is pending or threatened against Seller.

     Seller has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     Seller is not a party to any Tax allocation or sharing agreement.

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     3.10. Legal Compliance. Seller has complied in all material respects with all applicable laws (including rules, regulations, codes, injunctions, judgments, orders, decrees, and rulings thereunder) of Governmental Authorities.

     3.11. Brokers' Fees. Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

     3.12. Full Disclosure. None of the representations and warranties made by Seller in this Agreement (including the Schedules to this Agreement) contains any untrue statement of a material fact, or omits to state a material fact necessary to prevent the statements from being misleading.

                         ARTICLE 4. BUYER'S WARRANTIES

     Buyer represents and warrants to Seller, as follows as of the date hereof and as of the Closing Date:

     4.1. Organization, Standing and Qualification. Buyer is a corporation duly organized, existing, and in good standing under the laws of Delaware.

     4.2. Authority and Consents. Buyer has the corporate power and authority to execute and deliver this Agreement and the Ancillary Documents and to perform its obligations hereunder and thereunder. The execution, delivery, and performance of this Agreement and the Ancillary Documents by Buyer and the consummation of the transactions contemplated have been duly authorized by all necessary corporate action on the part of Buyer.

     4.3. Binding Obligation. This Agreement and the Ancillary Documents constitute valid and binding obligations of Buyer, enforceable by Seller against Buyer in accordance with their respective terms.

     4.4. Noncontravention. Neither the execution and the delivery of each of this Agreement and the Ancillary Documents, nor the consummation of the transactions contemplated hereby or thereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which Buyer is subject or any provision of the charter or bylaws of Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Encumbrance upon any of its assets). Buyer is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person in order to consummate the transactions contemplated by this Agreement and the Ancillary Documents.

     4.5. Brokers' Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

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     4.6. Financial Wherewithal. Buyer has sufficient cash resources to pay the
Cash Payment and the Closing is not subject to any financing conditions.

                    ARTICLE 5. OBLIGATIONS PRIOR TO CLOSING

     5.1. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     General. Each of the Parties will use its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Documents (including satisfaction, but not waiver, of the closing conditions set forth in Article 6 below).

     Operation of Business; Emagipix Assets. Seller will conduct its business in the Ordinary Course of Business and in compliance in all material respects with all applicable laws and shall use commercially reasonable efforts to preserve the goodwill associated with the emagipix business and maintain satisfactory relations with those having business relationships with Seller. Seller shall not sell, lease or transfer any of the Emagipix Assets, subject any of the Emagipix Assets to any Encumbrance or grant any rights to or under any of the Emagipix IP Assets.

     Notice of Developments. Each Party will give prompt written notice to the other Party of any development causing a breach of any of its own representations and warranties in Section 3 or Section 4 above, as the case may be. No disclosure by any Party pursuant to this Section 5.1(c), however, shall be deemed to amend or supplement any disclosure schedule or to prevent or cure any misrepresentation or breach of warranty.

                             ARTICLE 6. THE CLOSING

     6.1. Time and Place. The sale and transfer of the Emagipix Assets by Seller to Buyer (the "Closing") shall take place at the offices of the Buyer, 529 Main Street, Suite 330, Boston, Massachusetts, on April 16, 2007 or such other date as the parties may mutually agree (the "Closing Date"); provided, however, that the Closing Date shall be no later than April 30, 2007.

     6.2. Conditions to Obligation of Buyer. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     the representations and warranties set forth in Section 3 above shall be true and correct at and as of the Closing Date;

     Seller shall have performed and complied with all of its covenants hereunder through the Closing;

     there shall not be any injunction, judgment, order, decree or ruling in effect preventing consummation of any of the transactions contemplated by this Agreement; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby which makes the consummation of such transactions illegal or that has had, or is reasonably likely to have, a Seller Material Adverse Effect;

     Seller shall have delivered to Buyer a certificate to the effect that each of the conditions specified above in Section 6.2(a) through (c) is satisfied in all respects;

     Seller shall have delivered or caused to be delivered to Buyer:

     (i) the Trademark Assignment Agreement;

     (ii) the Bill of Sale;

     (iii) the Employment Agreements;

     (iv) the Invention Assignment Agreements;

     (v) the Non-Compete and Confidentiality Agreements;

     (vi) the Stockholder Pledge Agreement;

     (vii) the Stock Option Agreements;

     (viii) the Registration Rights Agreement; and

     (ix) copies of written consents or minutes of meetings of the board of directors and the shareholders of Seller, certified by an officer of Seller, authorizing and approving the Seller's execution and delivery of, and the performance of its obligations under, this Agreement and the Ancillary Documents, and the transactions contemplated hereunder (including the sale of the Emagipix Assets to Buyer under this Agreement);

     Simultaneously with the consummation of the transfer, Seller, through its officers, agents, and employees, will put Buyer into full possession and enjoyment of all the Emagipix Assets to be conveyed and transferred by this Agreement; and

     all actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer.

     Buyer may waive any condition specified in this Section 6.2 if it executes a writing so stating at or prior to the Closing.

     6.3. Conditions to Obligation of Seller. The obligation of Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     the representations and warranties set forth in Section 4 above shall be true and correct at and as of the Closing Date;

     Buyer shall have performed and complied with all of its covenants hereunder through the Closing;

     there shall not be any injunction, judgment, order, decree or ruling in effect preventing consummation of any of the transactions contemplated by this Agreement; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby which makes the consummation of such transactions illegal or that has had, or is reasonably likely to have, a Buyer Material Adverse Effect;

     Buyer shall have delivered to Seller a certificate to the effect that each of the conditions specified above in Section 6.3(a) through (c) is satisfied in all respects;

     Buyer shall have delivered or caused to be delivered to Seller:

     (i) the Cash Payment;

     (ii) the Note;

     (iii) the Stockholder Pledge Agreement;

     (iv) the Employment Agreements;

     (v) the Invention Assignment Agreements;

     (vi) the Non-Compete and Confidentiality Agreements;

     (vii) the Stock Option Agreements;

     (viii) the Registration Rights Agreement; and

     all actions to be taken by Buyer in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller.

                             ARTICLE 7. TERMINATION

     7.1. Termination of Agreement. This Agreement may be terminated prior to the Closing as provided below:

     Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

     Buyer may terminate this Agreement by giving written notice to Seller at any time prior to the Closing (A) in the event Seller has breached any representation, warranty, or covenant contained in this Agreement in any material respect, Buyer has notified Seller of the breach, and the breach has continued without cure for a period of five days after the notice of breach or
(B) if the Closing shall not have occurred on or before April 30, 2007, by reason of the failure of any condition precedent under Section 6.2 hereof (unless the failure results primarily from Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

     Seller may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing (A) in the event Buyer has breached any representation, warranty, or covenant contained in this Agreement in any material respect, Seller has notified Buyer of the breach, and the breach has continued without cure for a period of five days after the notice of breach or
(B) if the Closing shall not have occurred on or before April 30, 2007, by reason of the failure of any condition precedent under Section 6.3 hereof (unless the failure results primarily from Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

     7.2. Effect of Termination; Downpayment. If either Party terminates this Agreement pursuant to Section 7.1 above, this Agreement shall immediately become void and have no effect and there shall be no liability or obligation on the part of Buyer, Seller or their respective officers, directors, stockholders or Affiliates, except for any liability of any Party then in breach. Without limitation on the foregoing, Seller shall immediately repay the Downpayment to Buyer in the event of a termination pursuant to Section 7.1(a) or 7.1(b), and Seller may retain the Downpayment in the event of a termination pursuant to
Section 7.1(c)

                      ARTICLE 8. OBLIGATIONS AFTER CLOSING

     8.1. Competition. In consideration for the payment by Buyer of the Purchase Price, to be made on the Closing, Seller will not, at any time within the three
(3) year period immediately following the Closing, directly or indirectly engage in, or have any interest in any Person (whether as an employee, officer, director, agent, security holder, creditor, consultant, or otherwise) that engages in, any activity worldwide that is the same as, similar to, or competitive with emagipix. Seller acknowledges that Lightspace and the Buyer may market and sell the Emagipix Assets and products incorporating the Emagipix Assets worldwide and accordingly that is a reasonable territory for this restriction on competition. In the event of foreclosure by Seller on the Note, Seller's obligations under this Section 8.1 shall terminate in respect of the Buyer's products and services using the Emagipix Technology.

     8.2. Information to be Held in Confidence. From and after the Closing, Seller and its respective officers, directors, and other representatives will each hold in strict confidence all information of a confidential nature and not generally known to the public with respect to the Emagipix Assets, except when disclosure of such information is required by law or legal process. If the Seller believes that such disclosure is required, it will give Buyer advance notice of the disclosure and the basis for it, and permit Buyer a reasonable opportunity to eliminate the need for or to narrow such disclosure. In addition, Seller will not use to the detriment of Buyer or for the benefit of any other Person, or misuse in any way, any confidential information or trade secrets related to or included in the Emagipix Assets. Notwithstanding anything herein to the contrary, in the event of foreclosure by Seller on the Note, Seller's obligations not to disclose such information related to the Emagipix Technology shall terminate.

     8.3. Further Assurances. Seller, at any time on or after the Closing, will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by Buyer, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer, or reducing to possession, any or all property (tangible and intangible) to be conveyed and transferred under this Agreement. If requested by Buyer, Seller will prosecute or otherwise enforce in its own name for the benefit and under the direction of Buyer, any claims, rights, or benefits that are transferred to Buyer under this Agreement and that require prosecution or enforcement in Seller's name.

               ARTICLE 9. NATURE AND SURVIVAL OF REPRESENTATIONS
                                 AND OBLIGATIONS

     9.1. Survival of Representations and Warranties. The representations and warranties of the parties and any related causes of action will survive the Closing until 5:00 p.m. New York time on the third anniversary following the Closing, except (i) those representations and warranties made by the Seller in
Section 3.9 (Tax Matters), which representations and warranties and any related causes of action shall survive the Closing until 5:00 p.m. New York time on the fifth anniversary following the Closing and (ii) those representation and warranties made by the Seller in Sections 3.5 (Intellectual Property) and 3.7 (Title to Assets; Sufficiency of Assets), which representations and warranties and any related causes of action shall survive the Closing forever. All covenants and agreements set forth in this Agreement and any Ancillary Document that are to be performed following the Closing Date shall survive the Closing and continue in full force and effect until such covenants and agreements are performed in accordance with the terms of this Agreement and such Ancillary Document.

     9.2. Indemnification by Seller. Seller will indemnify and hold harmless Buyer and Lightspace and their respective shareholders, directors, officers, employees, agents or other Affiliates ("Buyer Indemnitees") for any loss, liability, claim, damage, expense, cost (including, without limitation, costs of investigation and defense and reasonable fees and expenses of counsel and other experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising from or in connection with:

     any breach of any representation or warranty made by Seller in this Agreement (including the Schedules to this Agreement);

     any breach of any covenant or obligation of Seller in this Agreement (including the Schedules to this Agreement); and

     the Excluded Liabilities.

     In furtherance and not in limitation of the foregoing rights to indemnity and in addition to any remedies the Buyer may have under this Agreement against the Seller, if the Buyer is entitled to any indemnification or other payment from Seller under this Agreement, Buyer may assign such right to Lightspace, and Lightspace may offset the amount of any such indemnification or other payment against any payments that are due to the Seller under the Note, in the order of their maturity.

     9.3. Indemnification by Buyer. Buyer will indemnify and hold harmless Seller and its shareholders, directors, officers, employees, agents or other Affiliates ("Seller Indemnitees") for any Damages arising from or in connection with:

     any breach of any representation or warranty made by Buyer in this Agreement; and

     any breach of any covenant or obligation of Buyer in this Agreement.

     9.4. Notice of Claim.

     If any Person other than a Seller Indemnitee or a Buyer Indemnitee commences litigation or asserts a demand (a "Third-Party Claim") against a Party ("Claiming Party") to the Agreement, in respect of which the Claiming Party proposes to demand indemnification hereunder, the Claiming Party shall provide written notice to the Party from whom indemnification is sought (the "Indemnitor") within fifteen (15) days of the Claiming Party becoming aware of such Third-Party Claim.

     If the Claiming Party should have a claim against the Indemnitor that is not a Third-Party Claim, the Claiming Party shall deliver a written notice thereof as promptly as practicable to the Indemnitor specifying the nature and specific basis for the claim and, to the extent then determinable, the amount or the estimated amount of the claim.

     Notwithstanding anything contained in this Section, the failure by the Claiming Party to timely notify the Indemnitor of a Third-Party Claim does not relieve the Indemnitor of any indemnification responsibility under this Article 9 unless and only to the extent that such failure adversely prejudices the ability of the Indemnitor to defend such claim.

     9.5. Procedure.

     Promptly after receipt by the Indemnitor of written notice pursuant to
Section 9.4 of the assertion or the commencement of any Third-Party Claim with respect to any matter referred to in Sections 9.2 and 9.3 hereof, the Indemnitor shall be entitled to assume the defense thereof, by giving written notice of its intention to do so to the Indemnitee within twenty (20) days after receipt of the notice described in Section 9.4(a), with counsel reasonably satisfactory to the Indemnitee at the Indemnitor's expense.

     If the Indemnitor shall assume the defense of such Third-Party Claim, it shall not settle such Third-Party Claim unless such settlement (i) includes as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, reasonably satisfactory to the Indemnitee, from all liability with respect to such Third-Party Claim and (ii) does not impose injunctive or other equitable relief on the Indemnitee. Notwithstanding the assumption by the Indemnitor of the defense of any Third-Party Claim as provided in this subsection, the Indemnitee shall be permitted to join in the defense of such Third-Party Claim and to employ counsel at its own expense. If requested by the Indemnitor, the Indemnitee shall cooperate, at the sole expense of the Indemnitor, with the Indemnitor and its counsel in contesting the Third-Party Claim or, if appropriate, in asserting any counterclaims or cross-claims.

     If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such Third-Party Claim within the prescribed period of time, or shall notify the Indemnitee that it will not assume the defense of any such Third-Party Claim, then the Indemnitee may assume the defense of any such Third-Party Claim at the Indemnitor's expense, in which event it may do so in such manner as it may reasonably deem appropriate. The Indemnitee shall not settle any Third-Party Claim without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld. The Indemnitor shall be permitted to join in the defense of such Third-Party Claim and to employ counsel at its own expense.

                          ARTICLE 10. COSTS AND TAXES

     10.1. Costs and Taxes. Each Party will pay all costs and expenses, including its attorney fees and expenses, incurred or to be incurred by it in negotiating and preparing this Agreement and in Closing and carrying out the transactions contemplated in this Agreement. Seller shall pay all sales, use, stamp, transfer and like taxes, if any, required to be paid in connection with the sale of the Emagipix Assets hereunder.

                            ARTICLE 11. MISCELLANEOUS

     11.1. Effect of Headings. The subject headings of the Sections and subsections of this Agreement are included for convenience only and will not affect the construction or interpretation of any of its provisions.

     11.2. Word Usage. Unless the context clearly requires otherwise:

     Plural and singular numbers will each be considered to include the other;

     The masculine, feminine, and neuter genders will each be considered to include the others;

     "Will," "must," "agree," and "covenants" are each mandatory;

     "May" is permissive;

     "Or" is not exclusive; and

     "Includes" and "including" are not limiting.

     Reference to any statute is a reference to that statute as amended to the date of this Agreement.

     Reference to any document is to that document, as amended to the date of this Agreement, including all exhibits and schedules, if any.

     11.3. Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement will be considered, or will constitute, a waiver of any other provision, and no waiver will constitute a continuing waiver. No waiver will be binding unless executed in writing by the Party making the waiver.

     11.4. Counterparts; Delivery. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages transmitted electronically (e.g., by facsimile or in Portable Document Format (.pdf) as an attachment to an e-mail) shall have the full force and effect of original signatures.

     11.5. Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party; provided, however, that either Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning the publicly-traded securities of any Affiliate (in which case the disclosing Party will use its best efforts to advise the other Party prior to making the disclosure).

     11.6. Parties In Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under, or by reason of, this Agreement on any Persons other than the parties to it and their respective successors and assigns (other than rights granted to indemnified parties under Section 9); nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any Party to this Agreement; and no provision will give any third party any right of subrogation or claim against any Party to this Agreement.

     11.7. Assignment. This Agreement will be binding on, and will inure to the benefit of, the Parties and their respective heirs, legal representatives, successors, and assigns, provided that the Seller may not assign its obligations under this Agreement, and before the Closing, Buyer may not assign any of its rights under this Agreement.

     11.8. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing, shall be addressed to the receiving Party's address set forth below or to any other address a Party may designate by notice under this Agreement, and shall be either (i) delivered by hand, (ii) sent by facsimile, and mailed promptly by first class mail, (iii) sent by nationally recognized overnight courier, or (iv) sent by certified mail, return receipt requested, postage prepaid:

                  To Seller at:       Illumination Design Works, Inc.
                                      59 Foster Rd
                                      Belmont, MA 02478
                                      Attention: Dave Hoch, CEO
                                      Fax: 617-489-4571

                  To Buyer at:        Lightspace Emagipix Corporation
                                      529 Main Street, Suite 330
                                      Boston, MA 02129
                                      Attention: Gary Florindo, President & CEO
                                      Fax: 617-242-1440

                  with a copy to:     Hahn & Hessen LLP
                                      488 Madison Avenue
                                      New York, New York 10022
                                      Attention: James Kardon, Esq.
                                      Fax: 212-478-7400

All notices, requests, consents and other communications under this Agreement shall be deemed to have been given either (i) if by hand, at the time of the delivery of the notice to the receiving Party, (ii) if by facsimile, at the time that receipt of the facsimile has been acknowledged by electronic confirmation or otherwise, or if no confirmation is received, on the fifth day following the day a hard copy of the transmission is mailed by first-class mail, (iii) if by overnight courier, on the next Business Day following the day the notice is delivered to the courier service, or (iv) if by certified mail, on the fifth Business Day following the day of the mailing. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     11.9. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any Massachusetts or United States Federal Court sitting in the Commonwealth of Massachusetts, County of Suffolk, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified in Section 11.8 (or as otherwise noticed to the other party). Each party further waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue on the basis of forum non conveniens. Each party also waives any right to trial by jury.

     11.10. Severability. If any term or provision of this Agreement is or becomes invalid, illegal or unenforceable in any situation in any jurisdiction, such provision shall be fully severable and shall not affect the validity, legality or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In such a case, the Parties will work together to draft provisions which can replace the invalid or unenforceable provision with one that is valid and enforceable and has an economic effect as similar as possible to that of the invalid or unenforceable provision.

     11.11. Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     11.12. Construction. Seller and Buyer acknowledge and agree that: (i) each Party and such Party's counsel has reviewed and negotiated, or has had the opportunity to review and negotiate, the terms and provisions of this Agreement and have contributed to its review and revision; (ii) any rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be used to interpret this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to Seller and Buyer and not in favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     11.13. Force Majeure. Neither Party will be deemed to be in default or otherwise responsible for delays or failures in performance resulting from acts of God; acts of war, terrorism or civil disturbance; governmental action or inaction; fires; earthquakes; or other causes beyond such Party's reasonable control.


     IN WITNESS WHEREOF, the Parties to this Agreement have duly executed it on the day and year first above written.

                                              LIGHTSPACE EMAGIPIX CORPORATION


                                              By: /s/ Gary Florindo
                                                  ------------------------------
                                                  Gary Florindo, President & CEO


                                              ILLUMINATION DESIGN WORKS, INC.


                                              By: /s/ David Hoch
                                                  ------------------------------
                                                  David Hoch, CEO

                                  Schedule 1(a)
                                  -------------

     emagipix consists of interactive lighting technology and products including related software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques, any technology related to or developed in part for object sensing including software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques. and any technology related to or developed in part for electroluminescence including software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques.

                          Schedule 1(b) Emagipix Assets
                          -----------------------------

     Schematics, drawings of the EL panel PCB

     Schematic, drawings of the Power Supply PCB

     Schematic, drawings of the US0 to LVDS converter

     Components to make subsequent units and power supplies

     Electrical test results and lab notebooks

     Detailed description of Emagipix design

     URL - domain: www.emapigpix.com

     Firmware for power supply and main EL panel board

     Names and contacts of Asian manufacturers for EL panels and PCBS

     Demo unit

     Emagipix communication protocols

     PCB layouts (done in Pads PCB) far all Emagipix products

     Test and lab notebooks

     Materials including Shielding, rubber dielectrics, hardware, ICs

     Bill of materials for every Emagipix component

     All existing EL panel PCBs, EL panels, dielectrics, etc.

     All existing CAD drawings

     Vendor list for Emagipix components (Domestic and Asian)

     Lamination machine t0 adhere conductor the EL panels

     Emagipix Business plan (47 pages)

     All mock-ups and photography, and video demos

                           Schedule 3.5 - Emagipix IP
                           --------------------------

     Trademark "emagipix" including common law rights, associated good will, and US Trademark application No. 77/105.464.

     Any ideas or disclosures for interactive lighting technology including related software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques.

     Any ideas or disclosures for object sensing including any technology related to or developed in part for object sensing and software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques.

     Any ideas or disclosures for electroluminescence including any technology related to ordeveloped in part for electroluminescence and software, hardware, power supplies, circuitry, panels, assembly tools, methods, and techniques.

     Patent descriptions and claim list.

     All trade secrets related to the Emagipix Product.

     SCHEDULE 3.6

     None.


                                       22